UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: February 3, 2005

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

                 Michigan          000-14800               38-1737300
             (State or other      (Commission            (IRS Employer
             jurisdiction of     File Number)         Identification no.)
              incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                               49418
 (Address of principal executive office)                    (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663




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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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
Section 2.02      Results of Operations and Financial Conditions

On February 3, 2005, X-Rite, Incorporated issued a press release announcing results for its fourth quarter and year-ended January 1, 2005. A copy of the news release is to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01 Financial Statements and Exhibits


            News Release Dated February 3, 2005.



Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

                  Press Release dated February 3, 2005.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  February 3, 2005                           X-RITE, INCORPORATED


                                                   By:
                                                       /s/Mary E. Chowning
                                                       -------------------------
                                                       Mary E. Chowning
                                                       Chief Financial Officer